Goodwill and Other Intangible Assets	6 Months Ended
Jun. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets

Note 4. Goodwill and Other Intangible Assets

Goodwill

Changes in the carrying amount of the Company’s goodwill for the six months ended June 30, 2016, were as follows:

(U.S. $ in millions)
Goodwill as of January 1, 2016	$383.9
Translation differences	2.4
Goodwill as of June 30, 2016	$386.3

Interim goodwill assessment for the second quarter of 2016

During the second quarter of 2016, the Company determined that certain indicators of potential impairment that required an interim goodwill impairment analysis for its Stratasys-Objet reporting unit existed as of June 30, 2016. These indicators included a further decrease in the Company’s share price for a sustained period and lower than expected revenues of its Stratasys-Objet reporting unit for the second quarter of 2016, as well as the current trends and challenges in the evolving 3D printing industry. Accordingly, the Company performed a quantitative assessment for goodwill impairment for its Stratasys-Objet reporting unit.

The Company estimated the fair value of its Stratasys-Objet reporting unit by using an income approach based on discounted cash flows, which utilized Level 3 measures that represent unobservable inputs into the Company’s valuation method. The assumptions used to estimate the fair value of the reporting unit were based on expected future cash flows and an estimated terminal value using a terminal year growth rate based on the growth prospects for Stratasys-Objet reporting unit. The Company used an applicable discount rate which reflected the associated specific risks for its Stratasys-Objet reporting unit future cash flows.

The Company concluded that the fair value of its Stratasys-Objet reporting unit exceeds its carrying amount by more than 10%. The carrying amount of goodwill which is assigned to this reporting unit is $386 million.

When evaluating the fair value of Stratasys-Objet reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for 4.5 years following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.3% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.0% based on management’s best estimate of the after-tax weighted average cost of capital.

A decrease in the growth rate of 1% or an increase of 1% to the discount rate would reduce the fair value of Stratasys-Objet reporting unit by approximately $69 million and $105 million, respectively.

Based on the Company’s assessment as of June 30, 2016, no goodwill was determined to be impaired.

The Company will continue to monitor its Stratasys-Objet reporting unit to determine whether events and changes in circumstances such as significant adverse changes in business climate or operating results, further significant decline in the Company’s market capitalization, changes in management's business strategy or changes of management's cash flows projections, warrant further interim impairment testing.

Other Intangible Assets

Other intangible assets consisted of the following:

	June 30, 2016			December 31, 2015
	Carrying Amount,		Net	Carrying Amount,		Net
	Net of	Accumulated	Book	Net of	Accumulated	Book
	Impairment	Amortization	Value	Impairment	Amortization	Value
	U.S. $ in thousands
Developed technology	$304,754	$(178,339)	$126,415	$306,657	$(157,862)	$148,795
Patents	18,606	(10,953)	7,653	17,785	(10,008)	7,777
Trademarks and trade names	32,506	(15,677)	16,829	32,443	(14,463)	17,980
Customer relationships	116,087	(48,035)	68,052	115,957	(41,708)	74,249
Non-compete agreements	5,874	(5,874)	-	5,874	(5,874)	-
Capitalized software development costs	20,176	(17,809)	2,367	20,010	(17,351)	2,659
In process research and development	1,008	-	1,008	1,008	-	1,008
	$499,011	$(276,687)	$222,324	$499,734	$(247,266)	$252,468

Amortization expense relating to intangible assets for the three-month periods ended June 30, 2016 and 2015 was approximately $14.5 million and $18.5 million, respectively.

Amortization expense relating to intangible assets for the six-month periods ended June 30, 2016 and 2015 was approximately $29.2 million and $40.5 million, respectively.

As of June 30, 2016, estimated amortization expense relating to intangible assets currently subject to amortization for each of the following periods were as follows:

Estimated
amortization expense
(U.S. $ in thousands)
Remainning 6 months of 2016	$29,350
2017	58,338
2018	55,602
2019	42,363
2020	15,636
Thereafter	20,027
Total	$221,316